SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 28, 2006

Lares Asset Securitization, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-135084	20-5024575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, 13th Floor, San Francisco, CA 94111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (415) 978-3000

(Former name or former address, if changed since last report.)

Item 8.01.   Other Events.

               Hunton & Williams LLP has been retained by this Registrant as counsel for its Shelf Registration Statement on Form S-3 (333-13508401) in connection with various transactions. Legal opinions by Hunton & Williams LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01   Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)      Exhibits.

          5.1      Opinion of Hunton & Williams LLP as to legality (including consent)

          8.1      Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)

        23.1      Consent of Hunton & Williams LLP (included in Exhibit 5.1)

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2006	LARES ASSET SECURITIZATION, INC.

By: S. Trezevant Moore
Name: S. Trezevant Moore Title: President

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Exhibit Index

Exhibit No.		Page

5.1	Opinion of Hunton & Williams LLP as to legality (including consent)	[Electronic Format]

8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)	[Electronic Format]

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)	[Electronic Format]

Hunton & Williams LLP 1900 K Street, N.W. Washington, D.C. 20006-1109 Tel 202 • 955 • 1500 Fax 202 • 778 • 2201 File No: 66469.000103

September 28, 2006

Lares Asset Securitization, Inc.
101 California St., 13th Floor
San Francisco, California 94111

Ladies and Gentlemen:

     We have acted as counsel to Lares Asset Securitization, Inc., a Delaware corporation (the “Company”), in connection with the offering of the Mortgage-Backed Pass-Through Certificates, Series 2006-6 (the “Certificates”) issued by Luminent Mortgage Trust 2006-6 (the “Trust”). A registration statement of the Company on Form S-3 relating to the Notes (File No. 333-135084) (the “Registration Statement”) was filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), and was declared effective on July 20, 2006. As set forth in the prospectus dated July 20, 2006 (the “Base Prospectus”), and as supplemented by the prospectus supplement dated September 27, 2006 (the “Prospectus Supplement”), the Certificates will be issued under and pursuant to the Pooling Agreement, dated as of September 1, 2006 (the “Pooling Agreement”), by and among the Company, as depositor, Maia Mortgage Finance Statutory Trust, as seller (the “Seller”), Wells Fargo Bank, N.A., as securities administrator (the “Securities Administrator”) and as master servicer (the “Master Servicer”), and HSBC BANK USA, National Association, as trustee (the “Trustee”).

     The Certificates will evidence an interest in a pool of mortgage loans on residential properties (the “Mortgage Loans”) conveyed by the Company to the Trustee for the benefit of the holders of the Certificates pursuant to the terms of the Pooling Agreement.

     In rendering the opinions expressed below, we have made such legal and factual examinations and inquiries as we have deemed necessary or advisable for the purpose of rendering this opinion, including but not limited to the examination of (i) the Registration Statement, (ii) the Base Prospectus, (iii) the Prospectus Supplement, (iv) the form of the Pooling Agreement and (v) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

Lares Asset Securitization, Inc.
September 28, 2006

     On the basis of the foregoing, we are of the opinion that:

     1.      The Company is a corporation validly formed and existing under the laws of the State of Delaware.

     2.      The Pooling Agreement has been duly and validly authorized by necessary action on the part of the Company and, when duly executed and delivered by the Company and each other party thereto, the Pooling Agreement will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

     3.      The issuance of the Certificates has been duly and validly authorized by necessary action on the part of the Depositor and, when duly and validly issued, executed and authenticated in accordance with the provisions of the Pooling Agreement and delivered to and paid for by the purchasers thereof, and upon the due execution and delivery of the Pooling Agreement by the parties thereto, the Certificates will be legally and validly issued for adequate consideration and the holders of the Certificates will be entitled to the benefits provided by the Pooling Agreement pursuant to which such Certificates were issued.

     4.      Based on the foregoing, we adopt and confirm that the legal conclusions contained in the Prospectus Supplement under the caption “Federal Income Tax Considerations” are our opinions as to the material federal income tax consequences associated with the purchase, ownership and disposition of the Certificates. We also are of the opinion that, with respect to the issuance of the Certificates of a Trust for which one or more elections to treat segregated portions thereof as a real estate mortgage investment conduit (“REMIC”) are to be made, if (i) the Company, the Trustee, and the other parties to the issuance transaction comply (without waiver) with all of the provisions of the Pooling Agreement and certain other documents to be prepared and executed in connection with such transaction, (ii) the Certificates are issued and sold as described in the registration statement and the prospectus supplement, and (iii) an election is properly made and filed for the Trust (or segregated portions of the assets thereof) to be treated as one or more REMICs pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”), the Trust (or designated assets thereof) will qualify as one or more REMICs, and the Certificates relating to the Trust will be considered to be “regular interests” or the “residual interest” in a REMIC (as designated in the Pooling Agreement) on the date of issuance thereof and thereafter, assuming continuing compliance with the REMIC provisions of the Code and any regulations thereunder.

     The foregoing opinions are limited to matters of the laws of the United States of America and the State of Delaware. Our opinions with respect to matters of Delaware law are limited to the Delaware General Corporation Law (together with all applicable provisions of the Delaware Constitution and reported judicial decisions interpreting these laws). You should be aware that the above opinions represent our conclusions as to the application of existing law to the transaction described above. Our opinions with respect to tax matters are limited to the federal income tax laws of the United States, including without limitation the Internal Revenue Code of 1986, as amended. There can be no assurance that contrary positions will not be taken by the Internal Revenue Service or that the law will not change.

Lares Asset Securitization, Inc.
September 28, 2006

     We hereby consent to the filing of this opinion. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act or the rules and regulations promulgated thereunder by the Securities and Exchange Commission.

Very truly yours,

/s/ Hunton & Williams LLP
Hunton & Williams LLP